Cobalt Corporation

                                5,500,000 Shares

                                  Common Stock
                                 (No Par Value)

                             UNDERWRITING AGREEMENT





February 4, 2003



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                             UNDERWRITING AGREEMENT


                                                                February 4, 2003


UBS Warburg LLC
Salomon Smith Barney Inc.
CIBC World Markets Corp.
Robert W. Baird & Co. Incorporated
  As Representatives of the Several Underwriters
c/o UBS Warburg LLC
299 Park Avenue
New York, New York  10171-0026


Ladies and Gentlemen:

     Wisconsin United for Health Foundation, Inc., a non-profit charitable public health foundation (the "Selling Stockholder"), proposes to sell to the Underwriters named in Schedule A annexed hereto (the "Underwriters") an aggregate of 5,500,000 shares (the "Firm Shares") of Common Stock, no par value per share (the "Common Stock"), of Cobalt Corporation, a Wisconsin corporation (the "Company"). In addition, solely for the purpose of covering over-allotments, the Selling Stockholder proposes to grant to the Underwriters the option to purchase from the Selling Stockholder up to an additional 825,000 shares of Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-101111) including a basic prospectus relating to the Shares. One or more amendments to such registration statement have been filed with the Commission. Such registration statement, as so amended, has been declared by the Commission to be effective under the Act. The Company will next file with the Commission, pursuant to Rule 424(b) under the Act, the basic prospectus in final form and a final prospectus supplement to the basic prospectus, describing the Shares and the offering thereof, in such forms as have been provided to and approved by the Underwriters.

     The term "Registration Statement" as used in this Agreement means the registration statement, as amended at the time it became effective and as amended prior to the execution of this Agreement, including (i) all financial schedules and exhibits thereto and


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(ii) all documents incorporated by reference or deemed to be incorporated by reference therein. If an abbreviated registration statement is prepared and filed with the Commission in accordance with Rule 462(b) under the Act (an "Abbreviated Registration Statement"), the term "Registration Statement" includes the Abbreviated Registration Statement. The term "Basic Prospectus" as used in this Agreement means the basic prospectus dated as of January 27, 2003 and to be filed with the Commission pursuant to Rule 424(b) on February 4, 2003. The term "Prepricing Prospectus" as used in this Agreement means any form of preliminary prospectus used in connection with the marketing of the Shares (including the preliminary prospectus supplement dated as of January 24, 2003 and filed with the Commission on January 24, 2003 pursuant to Rule 424 under the Act and any basic prospectus (whether or not in preliminary form) used with any such preliminary prospectus supplement in connection with the marketing of the Shares, in each case as any of the foregoing may be supplemented by the Company. The term "Prospectus Supplement" as used in this Agreement means any final prospectus supplement specifically relating to the Shares, in the form filed with, or transmitted for filing to, the Commission pursuant to Rule 424 under the Act. The term "Prospectus" as used in this Agreement means the Basic Prospectus together with the Prospectus Supplement except that if such Basic Prospectus is supplemented on or prior to the date on which the Prospectus Supplement was first filed pursuant to Rule 424, the term "Prospectus" shall refer to the Basic Prospectus as so supplemented and as supplemented by the Prospectus Supplement. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, any Prepricing Prospectus, any Prospectus Supplement or the Prospectus shall be deemed to refer to and include
(i) the documents incorporated by reference therein pursuant to Form S-3 (the "Incorporated Documents") and (ii) the copy of the Registration Statement, the Basic Prospectus, the Prepricing Prospectus, the Prospectus Supplement, the Prospectus or the Incorporated Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"). Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act") after the effective date of the Registration Statement, or the date of the Prospectus, as the case may be, deemed to be incorporated therein by reference.

     The Company, the Selling Stockholder and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Stockholder agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Stockholder the respective number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto, in each case at a purchase price of $11.40 per Share. The Company and the Selling Stockholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of

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the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Selling Stockholder hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholder all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters for the Firm Shares. This option may be exercised by you on behalf of the several Underwriters at any time and from time to time on or before the 30th day following the date hereof by written notice to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day1 after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine solely to eliminate fractional shares).

-----------------------------
1. As used herein "business day" shall mean a day on which the New York Stock Exchange is open for trading.

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     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Selling Stockholder by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of the Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on February 7, 2003 (unless another time shall be agreed to by you, the Company and the Selling Stockholder or unless postponed in accordance with the provisions of Section 8 hereof). The time at which such payment and delivery are actually made is hereinafter called the "time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

     Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

     Deliveries of the documents described in Section 6 below with respect to the purchase of the Shares shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. Representations and Warranties.

  (i) The Company represents and warrants to each of the Underwriters that:

     (a) The Company has not received nor has notice of any order of the Commission preventing or suspending the use of the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement or the Prospectus, or instituting proceedings for that purpose, and the Basic Prospectus, any Prepricing Prospectus, the Prospectus Supplement and the Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; the Company is eligible to use Form S-3, and the offering of the Shares complies with the requirements of Rule 415; the Registration Statement and the Prospectus conform in all material respects with the provisions of the Act, and the Registration Statement does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus; and neither the Company nor any of its affiliates has distributed

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any offering material in connection with the offer or sale of the Shares other than the Registration Statement, any Prepricing Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

     (b) as of the date of this Agreement, the Company's capitalization is as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company's capitalization shall be as set forth in the section of the Registration Statement and the Prospectus entitled "Capitalization" (except for the subsequent issuance of restricted shares of Common Stock as disclosed in the Registration Statement and Prospectus and subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options disclosed as outstanding in the Registration Statement and the Prospectus); and all of the issued and outstanding shares of capital stock of the Company (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable (except as described in the Registration Statement and Prospectus), have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

     (c) the Company has been duly incorporated and is validly existing as a corporation under the laws of the State of Wisconsin, has filed its most recent required annual report and has not filed articles of dissolution, and has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus;

     (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, operations, prospects, properties, condition (financial or otherwise) or results of operation of the Company and the Subsidiaries (as hereinafter defined) taken as a whole (a "Material Adverse Effect"); the Company has no subsidiaries (as defined in the Act) other than as listed in Schedule B hereto (the subsidiaries so listed being referred to herein as the "Subsidiaries"); the Company owns (directly or, through another subsidiary, indirectly) 100% of the outstanding capital stock of each of the Subsidiaries, except that the Company, through a subsidiary, indirectly owns 50% of the outstanding stock of Family Health Systems, Inc.; except as described in the Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the Subsidiaries are outstanding; except for the Subsidiaries or as described in the Registration Statement and the Prospectus, the Company does not own, directly or indirectly, any long-term debt or any equity interest in any firm, corporation, partnership, joint venture, association or other entity, except for investment securities purchased in the ordinary course of business and constituting less than 5% of the outstanding

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equity interests of such firm, corporation, partnership, joint venture, association or other entity; complete and correct copies of the charter and bylaws or other organization documents of the Company and each of the Subsidiaries and all amendments thereto have been made available to you; each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing (or, in Wisconsin, the equivalent of good standing) under the laws of the jurisdiction of its incorporation, with the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each of the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of the properties or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect; all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable (except as described in the Registration Statement and Prospectus), have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right; and the subsidiaries other than those identified in Section 6(a)(ix) below as "Material Subsidiaries" do not own any assets, possess any liabilities, hold any licenses, franchises or rights, conduct any operations or generate any revenues, expenses, income, losses or cash flows that are material to the Company and its Subsidiaries taken as a whole;

     (e) neither the Company nor any of the Subsidiaries is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under) (each such breach, violation, default or event, a "Default Event"), (i) its charter, bylaws or other organizational documents, (ii) any obligation, agreement, covenant or condition contained in any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties is bound or affected, (iii) any federal, state, local or foreign law, regulation or rule or (iv) any decree, judgment or order applicable to the Company, any of the Subsidiaries or any of their respective properties, other than, in the case of clause (ii) or (iii), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect; and the execution, delivery and performance of this Agreement, including the sale of the Shares and the consummation by the Company of the other transactions contemplated hereby, does not constitute and will not result in a Default Event (w) under any provisions of the charter, bylaws or other organizational documents of the Company or any of the Subsidiaries, (x) under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries or by which any of them or their respective properties may be bound or affected, (y) under any federal, state, local or foreign law, regulation or rule or (z) under any decree, judgment or order applicable to the

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Company, any of the Subsidiaries or any of their respective properties, except, in the case of clause (x), for such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

     (f) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company;

     (g) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus; and the certificates for the Shares are in due and proper form, and the holders of the Shares will not be subject to personal liability by reason of being such holders (except as described in the Registration Statement and Prospectus);

     (h) no approval, authorization, consent or order of or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Company or any of the Subsidiaries in connection with the sale of the Shares or the consummation by the Company of the other transactions contemplated hereby, other than registration of the offer and sale of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, and such other approvals, authorizations, consents, orders or filings as have been obtained prior to the date hereof;

     (i) except as set forth in the Registration Statement and the Prospectus
(i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter, or as a financial advisor to the Company, in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses
(i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; and no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, except for such rights as have been complied with or waived;

     (j) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the

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Registration Statement and the Prospectus, are independent public accountants as required by the Act;

     (k) the Company and each of the Subsidiaries has all necessary licenses, permits, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule (collectively, "Permits"), and has obtained all necessary authorizations, consents and approvals from other persons (collectively, "Approvals"), in order to conduct its business as described in the Registration Statement and the Prospectus, other than such Permits and Approvals the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries is in violation of, or in default under, any such Permit or Approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries the effect of which would, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any Subsidiary has received notice of proceedings relating to the revocation or modification of any Permit or Approval except to the extent that any such revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

     (l) all legal or governmental proceedings, contracts, leases or documents of a character required to be described in the Registration Statement or the Prospectus or any document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or any document incorporated by reference therein have been so described or filed as required;

     (m) there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries or any of their respective directors or officers is a party or of which any of their respective properties is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which, if adversely decided, would result in a judgment, decree or order having a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

     (n) the financial statements, together with the related schedules and notes, included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations and cash flows of the Company and the Subsidiaries for the periods specified and have been prepared in compliance with the requirements of the Act and in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; any pro forma financial statements or data included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X of the Act, and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements; the other financial and statistical data set forth in the Registration Statement and

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the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and books and records of the Company; and there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required;

     (o) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, operations, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent, which is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any of the Subsidiaries, (iv) any change in the capital stock or outstanding indebtedness of the Company or any of the Subsidiaries (other than pursuant to the exercise of stock options described in the Registration Statement and the Prospectus as outstanding, the issuance of restricted shares of Common Stock (as disclosed in the Registration Statement and Prospectus) or the grant of stock options under stock option plans described in the Registration Statement and the Prospectus) or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; neither the Company nor any of the Subsidiaries has any material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

     (p) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form set forth as Exhibit A hereto, of each of its executive officers and directors and of the Selling Stockholder;

     (q) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (r) any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

     (s) neither the Company nor any of the Subsidiaries nor any of their respective affiliates (other than the Selling Stockholder) has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares nor, to the Company's knowledge, has the Selling Stockholder taken any such action;

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     (t) the Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and none of such documents, when they were filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and/or the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

     (u) the Company and each of the Subsidiaries maintain insurance of the types and in amounts reasonably adequate for their respective businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and each of the Subsidiaries against theft, damage, destruction, acts of vandalism and other risks customarily insured against, all of which insurance is in full force and effect;

     (v) neither the Company nor any of the Subsidiaries has sustained since the date of the latest financial statements included in the Prospectus any losses or interferences with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, other than any losses or interferences which would not, individually or in the aggregate, have a Material Adverse Effect;

     (w) the Company and each of the Subsidiaries have good title to all real and personal property owned by them as described in the Registration Statement and the Prospectus, free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus or such as would not, individually or in the aggregate, have a Material Adverse Effect; and any real property and buildings held under lease by the Company or any of the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as do not materially interfere with the use made and proposed to be made of such property and buildings by the Company or any of the Subsidiaries, as the case may be;

     (x) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

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     (y) all tax returns required to be filed by the Company and each of the
Subsidiaries have been filed, other than those filings being contested in good faith, and all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due pursuant to such returns or pursuant to any assessment received by the Company or any of the Subsidiaries have been paid, other than those being contested in good faith and for which adequate reserves have been provided;

     (z) the Company and the Subsidiaries own, possess, license or have other rights to use all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes ("Intellectual Property") necessary for their business as described in the Registration Statement and the Prospectus, without any conflict with or infringement of the rights of others, and the Company and the Subsidiaries have taken all reasonable steps necessary to secure interests in such Intellectual Property; the Company is not aware of any options, licenses or agreements of any kind relating to the Intellectual Property of the Company or the Subsidiaries that are outstanding and which are required to be described in the Registration Statement and the Prospectus; except as described in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property of any other person or entity which are required to be described in the Registration Statement and the Prospectus; and to the Company's knowledge, neither the Company nor any of the Subsidiaries has violated, infringed or conflicted with, or, by conducting its business as described the Registration Statement and the Prospectus would violate, infringe or conflict with, any of the Intellectual Property of any other person or entity;

     (aa) the Company and, as applicable, each of Blue Cross & Blue Shield United of Wisconsin ("BCBSUW"), Compcare Health Services Insurance Corporation ("CompcareBlue") and United Government Services, LLC ("UGS") is in full compliance in all material respects with the requirements of the Blue Cross License Agreement dated as of March 23, 2001, as amended, the Blue Shield License Agreement dated as of March 23, 2001, as amended, the Wisconsin Blue Cross/Blue Shield License Addendum dated as of March 23, 2001, the three Blue Cross Controlled Affiliate License Agreements dated as of March 23, 2001, as amended, and the three Blue Shield Controlled Affiliate License Agreements dated as of March 23, 2001, as amended (the "BCBSA License Agreements"), between each of the Company, the Blue Cross Blue Shield Association (the "BCBSA"), and, as applicable, BCBSUW, CompcareBlue and UGS; and each of the Company and each Subsidiary that is required by the BCBSA as of the date hereof, or that will be required by the BCBSA as of the time of purchase or the additional time of purchase, to be a party to a BCBSA License Agreement is a party as required and is in full compliance with the requirements of such agreement, and no event has occurred which with notice, lapse of time or both would result in any breach or violation of, or constitute a default or give rise to a termination right under, any of the BCBSA License Agreements;

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

     (bb) neither the Company nor any of the Subsidiaries has sent or received any notice of termination of any of the BCBSA License Agreements or of any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination has been threatened by the Company or any of the Subsidiaries or any other party to any such contract or agreement;

     (cc) none of the Company or any of the Subsidiaries has violated any federal, state, local or foreign law or regulation relating to discrimination in the hiring, promotion or pay of employees or any applicable wages and hours laws, nor any provisions of the Employee Retirement Income Security Act of 1976, as amended, or the rules and regulations promulgated thereunder or any similar act or law which would, individually or in the aggregate, result in a Material Adverse Effect; and

     (dd) the Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on The New York Stock Exchange (the "NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

  (ii) The Selling Stockholder represents and warrants to each of the Underwriters that:

     (a) the Selling Stockholder is the lawful beneficial owner of the Shares, and immediately preceding the sale and delivery of, and payment for, such Shares, the trustee (the "Trustee") under the Voting Trust and Divestiture Agreement ("Voting Trust Agreement") dated March 23, 2001, pursuant to which the Shares are held by such Trustee in the voting trust (the "Voting Trust"), has and, at the time of delivery thereof, will have good and marketable title to the Shares, free and clear of all liens, encumbrances and defects, except for such restrictions as (i) are set forth in the Voting Trust Agreement and the Registration Rights Agreement (as defined therein) and which shall terminate as to the Shares upon delivery of the Shares to the Underwriters in accordance with the terms hereof, and (ii) are generally applicable to holders of Common Stock and described in the Registration Statement and the Prospectus;

     (b) the Selling Stockholder has the legal right and power, and all authorizations and approvals required by law or otherwise, to enter into this Agreement and to sell and to cause to be transferred and delivered all of the Shares pursuant to this Agreement and to comply with its other obligations hereunder; and no approval, authorization, consent or order of any court or filing with any national, state, local or other governmental or regulatory commission, board, body, authority or agency is required to be obtained or made by the Selling Stockholder in connection with the sale of the Shares or for the consummation by the Selling Stockholder of the transactions contemplated hereby, other than registration of the offer and sale of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

     (c) this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Stockholder and is a legal, valid and binding agreement of the Selling Stockholder, enforceable in accordance with its terms;

     (d) simultaneously with the execution and delivery of this Agreement, the Selling Stockholder has executed and delivered, and the Trustee has executed and acknowledged and accepted, a Letter of Instruction (the "Letter of Instruction") dated the date hereof from the Selling Stockholder to the Trustee, authorizing and directing the Trustee to take all necessary action to cause the certificates representing the Shares to be transferred and delivered from the Voting Trust to Continental Stock Transfer & Trust Co., transfer agent of the Company, for cancellation of such certificates and, upon receipt by the Selling Stockholder of payment of the purchase price for the Shares, for transfer of the Shares to the Underwriters as provided in this Agreement; the Selling Stockholder agrees that the Shares are subject to the interest of the Underwriters, that the arrangements and the instructions made and conferred for transfer, delivery and sale are to that extent irrevocable and that the obligations of the Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Letter of Instruction;

     (e) the execution, delivery and performance of this Agreement, the sale of the Shares by the Selling Stockholder and the consummation of the transactions contemplated hereby and in the Letter of Instruction and the fulfillment of the terms hereof and thereof by the Selling Stockholder does not and will not constitute a Default Event under any provisions of the charter or bylaws and/or other organizational documents of the Selling Stockholder or under any provision of any license, permit, indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder (assuming, upon the expiration of 40 days after the time of purchase or additional time of purchase, as the case may be, the Underwriters' ownership of Common Stock does not conflict with the ownership limitations described in the Registration Statement and Prospectus), except for such Default Events as would not, individually or in the aggregate, have an adverse effect on the ability of the Selling Stockholder to consummate the transactions contemplated hereby;

     (f) the Selling Stockholder has caused the Trustee under the Voting Trust Agreement to duly endorse certificates evidencing the Shares in blank, and upon sale and delivery of, and payment for, such Shares, assuming each Underwriter acquires its interest in the Shares it is purchasing from the Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the

"UCC")), (i) each Underwriter will acquire valid and marketable title to such Shares free and clear of all liens, encumbrances and defects and (ii) each Underwriter that has purchased such Shares delivered at the time of purchase or the additional time of purchase, as the case may be, to Depository Trust Company ("DTC") or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Shares;

     (g) neither the Selling Stockholder nor any person or entity that directly or indirectly controls, is controlled by or is under common control with the Selling Stockholder (such person or entity hereinafter referred to as a "Selling Stockholder Affiliate"), excluding the Company as to which the Selling Stockholder does not represent or warrant, has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

     (h) neither the Selling Stockholder nor a Selling Stockholder Affiliate, excluding the Company as to which the Selling Stockholder does not represent or warrant, has distributed any offering material in connection with the offer or sale of the Shares other than the Registration Statement, the Preliminary Prospectus Supplement, or the Prospectus or any other materials, if any, permitted by the Act;

     (i) the sale of the Shares pursuant to this Agreement is not prompted by any information concerning the Company or any of the Subsidiaries which is not set forth in the Prospectus;

     (j) each Prepricing Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act; when the Registration Statement became effective, the Registration Statement conformed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and as of its date, the Prospectus conformed in all material respects with the provisions of the Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall only apply to those statements contained in the Registration Statement and Prospectus specified in Exhibit B hereto (the "Selling Stockholder Information");

     (k) there are no private or governmental actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Selling Stockholder, threatened to which the Selling Stockholder or any of its respective officers is a party or to which any of its properties is subject, at law or in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which would prevent consummation of the transactions contemplated hereby in the manner contemplated hereby, including the offer and sale of the Shares at the time of purchase and the additional time of purchase; and

     (l) with no duty to investigate except as it relates to the Selling Stockholder Information, the Selling Stockholder has no actual knowledge that the representations and warranties of the Company contained in this Section 3 are not true and correct and is familiar with the Registration Statement and Prospectus and has no actual knowledge that the Registration Statement or Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Each certificate signed by an officer of the Company or by or on behalf of the Selling Stockholder and delivered to the Underwriters or counsel for the Underwriters pursuant to this Agreement at the time of purchase or the additional time of purchase shall be deemed to be a representation and warranty by the Company or the Selling Stockholder, as the case may be, to the Underwriters as to the matters covered by such certificate. The Company and the Selling Stockholder acknowledge that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 6 hereof, counsel to the Company, counsel to the Selling Stockholder and counsel to the Underwriters will rely upon the accuracy and truth of the foregoing representations, and the Company and the Selling Stockholder hereby consent to such reliance.

     4. Certain Covenants.

  (i) The Company hereby agrees:

     (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

     (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; and in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectuses as may be necessary to permit compliance with the requirements of
Section 10(a)(3) of the Act;

     (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rules);

     (d) to advise you promptly, confirming such advice in writing (if requested by you), of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall object in writing;

     (e) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

     (f) to furnish to you and, upon request, to each of the other Underwriters for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms, as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or any of the Subsidiaries, in each case as soon as reasonably practicable after such reports, communications, documents or information become available (provided that any document or report filed with the Commission via the EDGAR system and any press release promptly posted on the Company's website do not otherwise need to be delivered to each Underwriter);

     (g) to advise the Underwriters promptly of the happening of any event known to the Company within the time during which a Prospectus relating to the Shares is required to be delivered under the Act which would require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

     (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) and ending not later than 15 months thereafter;

     (i) to furnish to you five conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient additional conformed copies (other than exhibits) for distribution of a copy to each of the other Underwriters;

     (j) to furnish to you as early as reasonably practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to
Section 6(d) hereof;

     (k) to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Prepricing Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, sale and delivery of the Shares, (iii) the printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment),
(iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the Nasdaq National Market ("NASDAQ") and any registration thereof under the Exchange Act, (vi) review of the public offering of the Shares by NASD Regulation, Inc. (including associated filing fees and the reasonable legal fees and disbursements of counsel for the Underwriters), (vii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offer and sale of the Shares to prospective investors and the Representatives' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (viii) the performance of the other obligations of the Company hereunder;

     (l) for so long as the delivery of the Prospectus is required in connection with the offer or sale of the Shares, to furnish to you a reasonable period of time before filing with the Commission, a copy of any document proposed to be filed pursuant to Section 13, 14 or 15(d) of the Exchange Act and to not make any filing to which you reasonably object;

     (m) to not take, directly or indirectly, any action designed to or which may constitute or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and to not distribute any offering material in connection with the offer or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act;

     (n) not to sell, offer or agree to sell, contract to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any such securities or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, for a period of 90 days after the date hereof (the "Lock-up Period"), without the prior written consent of UBS Warburg, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus and (iii) the issuance of employee stock options not exercisable during the Lock-up Period or restricted shares of Common Stock with restrictions not lapsing during the Lock-up Period, in either case pursuant to plans described in the Registration Statement and the Prospectus and the filing and effectiveness of a registration statement on Form S-8 under the Act with respect to shares issued pursuant to such stock options;

     (o) subject to Section 4(m) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and to promptly notify you of such filing; and

     (p) not to release or purport to release any person from any Lock-Up Agreement without the prior written consent of UBS Warburg.

  (ii) The Selling Stockholder hereby agrees:

     (a) to execute and deliver to the Underwriters a letter in the form contemplated by Section 3(i)(p);

     (b) in order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, to deliver to the Underwriters, prior to the time of purchase, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person), or other applicable form or statement specified by Treasury Department regulations in lieu thereof;

     (c) neither the Selling Stockholder nor a Selling Stockholder Affiliate, excluding the Company as to which the Selling Stockholder makes no undertaking hereby, will take, directly or indirectly, any action designed to or which will constitute or which may reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; and

     (d) to pay, or otherwise cause to be paid, all costs, expenses, fees and taxes incident to the offer and sale of the Shares being sold by the Selling Stockholder to the Underwriters, including, but not limited to, (A) any fees and expenses of counsel for the Selling Stockholder and (B) all federal and other taxes, if any, on the transfer and sale of the Shares being sold by the Selling Stockholder.

     5. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the last paragraph of Section 8 hereof, the default by the Selling Stockholder of its obligations hereunder or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company, in addition to paying the amounts described in Section 4(i)(l) hereof, agrees to reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel.

     If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the last paragraph of Section 8 hereof, the default by the Company of its obligations hereunder or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Selling Stockholder agrees to reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel.

     6. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (as if made at the time of purchase), and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholder on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase (as if made at the time of purchase and the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholder of their respective obligations hereunder and to the following additional conditions precedent:

     (a) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Foley & Lardner, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

          (i) the Company is validly existing as a corporation under the laws of the State of Wisconsin, has filed its most recent required annual report and has not filed articles of dissolution, and has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to perform its obligations as herein contemplated;

          (ii) each of BCBSUW, CompcareBlue, Valley Health Plan, Inc., HMO-W, Incorporated, Unity Health Plans Insurance Corporation, United Wisconsin Insurance Company, United Heartland Life Insurance Company and Claim Management Services, Inc. (collectively, the "Material Insurance Subsidiaries") is validly existing as a corporation under the laws of the State of Wisconsin, has filed its most recent required annual report and has not filed articles of dissolution, has the requisite corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus, and has all licenses and permits required under the laws of the State of Wisconsin necessary for the transaction of its business in the manner described in the Registration Statement and Prospectus, and, to such counsel's knowledge, there are no investigations or proceedings pending or threatened which may result in the revocation or suspension of such licenses or permits;

          (iii) each of Government Health Services, LLC, TrustSolutions, LLC and United Government Services, LLC (collectively, the "UGS Entities") is validly existing as a limited liability company under the laws of the State of Wisconsin, has filed its most recent required annual report and has not filed articles of dissolution, and has the requisite power and authority as a limited liability company to own, lease and operate its properties and conduct its business as described in the Registration Statement and Prospectus;

          (iv) each of the Company and each of the UGS Entities is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction in which such qualification is necessary, except where the failure to so qualify would not have a Material Adverse Effect;

          (v) to such counsel's knowledge, each of the Material Insurance Subsidiaries holds all licenses and permits in jurisdictions outside the State of Wisconsin which are necessary for the conduct of their respective businesses in the manner now conducted as described in the Registration Statement and Prospectus, except where the failure to so qualify would not have a Material Adverse Effect, and to such counsel's knowledge, there are no investigations or proceedings pending or threatened which may result in the revocation or suspension of such licenses or permits;

          (vi) this Agreement has been duly authorized, executed and delivered by the Company;

          (vii) the Company has authorized and outstanding shares of capital stock as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company (including the Shares)
     (A) have been duly and validly authorized and issued and are fully paid and non-assessable (except as described in the Registration Statement and Prospectus), (B) are free of preemptive rights, resale rights, rights of first refusal and similar rights under the Wisconsin Business Corporation Law (the "WBCL") or the charter or bylaws or other organizational documents of the Company or any contract, commitment or instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel and (C) to such counsel's knowledge, were issued in compliance with all applicable federal and state securities laws; the holders of the Shares will not be subject to personal liability by reason of being such holders (except as described in the Registration Statement and Prospectus); and the certificates for the Shares are in due and proper form pursuant to the Bylaws of the Company and conform to the requirements of the WBCL and the NYSE;

          (viii) (A) all of the outstanding shares of capital stock of each of the Material Insurance Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable (except for the same exceptions applicable to the capital stock of the Company as described in the Registration Statement and Prospectus), and (B) all of the outstanding membership interests of each of the UGS Entities have been duly authorized and validly issued and are fully paid and non-assessable; the foregoing shares of capital stock and membership interests are owned of record by the Company; except as described in the Registration Statement and Prospectus, such capital stock and membership interests are not subject to any perfected security interest or, to such counsel's knowledge, any other encumbrance or adverse claim and, to such counsel's knowledge, have been issued and sold in compliance with all applicable federal and state securities laws; to such counsel's knowledge, except as described in the Registration Statement and Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in any of the Material Insurance Subsidiaries or any of the UGS Entities (collectively, the "Material Subsidiaries") are outstanding;

          (ix) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and Prospectus;

          (x) the Registration Statement and the Prospectus (except as to the financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act;

          (xi) the Registration Statement has become effective under the Act, and to such counsel's knowledge no stop order with respect to the effectiveness thereof has been issued and no stop order proceedings with respect thereto are pending or threatened under the Act; and any required filing of the Prospectus and any supplement thereto pursuant to Rule 424 under the Act has been made in the manner and within the time period required by such Rule 424;

          (xii) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the execution and delivery of this Agreement by the Company and the sale of the Shares and consummation by the Company of the other transactions contemplated hereby other than those that have been obtained under the Act, and other than any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or any necessary approval of the Corporate Financing Department of NASD Regulation, Inc., as to which such qualification and approval such counsel need express no opinion;

          (xiii) the execution, delivery and performance of this Agreement by the Company, including the consummation of the transactions contemplated hereby and by the Registration Statement, do not constitute, and will not result in, a Default Event pursuant to (A) any provision of the charter or bylaws or other organizational documents of the Company or any of the Material Subsidiaries, (B) any provision of any license, permit, franchise, authorization, indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement or otherwise known to such counsel to be applicable to the Company or any of the Material Subsidiaries, or to which, to such counsel's knowledge, the Company or any of the Material Subsidiaries is a party or by which any of them, to such counsel's knowledge, may be bound or affected, or to which any of the property or assets of the Company or any of the Material Subsidiaries, to such counsel's knowledge, is subject or may be bound or affected, (C) any federal, state, local or foreign law, regulation or rule or (D) any decree, judgment or order known by such counsel to be applicable to the Company or any of the Material Subsidiaries other than, in the case of clause (B), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

          (xiv) to such counsel's knowledge, (A) neither the Company nor any of the Subsidiaries is in violation of its charter or bylaws or other organizational documents and (B) no Default Event exists under any license, permit, franchise, authorization, indenture, mortgage, deed of trust, note, bank loan or credit agreement or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is or was a party or by which it or its properties may be bound or affected, and (C) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries, other than, in the case of clause (B) or (C), such Default Events as would not, individually or in the aggregate, have a Material Adverse Effect;

          (xv) to such counsel's knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described;

          (xvi) to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending or threatened to which the Company or any of the Subsidiaries is subject or of which any of their respective properties is subject, whether at law, in equity or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which are required to be described in the Prospectus but are not so described;

          (xvii) the Incorporated Documents complied as to form, at the time such documents were filed with the Commission, with the requirements of the Exchange Act.

          (xviii) the Company is not and, after giving effect to the offer and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

          (xix) the statements identified in the pages from the Registration Statement and the Prospectus attached hereto as Exhibit C, to the extent they are descriptions of contracts, agreements or other legal documents or of legal proceedings, or refer to statements of law or legal conclusions, are in all material respects accurate descriptions or summaries of the matters they purport to describe; and

          (xx) no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise known to such counsel to have any securities issued by the Company and owned by them registered pursuant to the Act, included in the Registration Statement or sold in the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the transactions contemplated by this Agreement or otherwise, except for such rights as have been complied with or waived;

          In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Selling Stockholder, representatives of the independent public accountants of the Company and representatives of the Underwriters at which the contents of the Registration Statement and Prospectus were discussed and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus

     (except as and to the extent stated in subparagraphs (vii), (ix) and (xix) above), on the basis of the foregoing nothing has come to the attention of such counsel that causes them to believe that the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any supplement thereto at the date of such Prospectus or such supplement, and at all times up to and including the time of purchase or additional time of purchase, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial or statistical data included in the Registration Statement or Prospectus).

          Such counsel may assume, for purposes of its opinion, that no investor (whether an individual or entity), nor any group of investors acting in concert, will acquire such number of the Shares as shall (a) violate the ownership restrictions contained in the Company's Amended and Restated Articles of Incorporation or (b) require prior approval from the insurance regulatory agency of any state.

     (b) You shall have received, at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Davis & Kuelthau, S.C., counsel to the Selling Stockholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form reasonably satisfactory to the Underwriters, stating that:

          (i) the Selling Stockholder is validly existing as a non-stock corporation under the laws of the State of Wisconsin, has filed its most recent required annual report and has not filed articles of dissolution, and has the requisite corporate power and authority to own, lease and operate its properties as currently owned, leased and operated and to conduct its business as currently conducted;

          (ii) this Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder;

          (iii) the Selling Stockholder has full legal right and power, and has obtained any authorization, approval or consent required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell and cause to be assigned, transferred and delivered the Shares in the manner provided in this Agreement;

          (iv) the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby do not constitute, and will not result in, a Default Event under any provisions of the charter or bylaws of the Selling Stockholder; and

          (v) assuming each Underwriter acquires its interest in the Shares without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased Shares delivered at the time of purchase or at the additional time of purchase, as the case may be, to DTC or other securities intermediary by making payment therefor as provided herein, and that has had such Shares credited to the securities account or accounts of such Underwriters maintained with DTC or such other securities intermediary, will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Shares, and no action based on an adverse claim (within the meaning of Section 8-102(a)(1) of the UCC) may be asserted against such Underwriter with respect to such Shares.

     (c) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may require.

     (d) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by Dewey Ballantine LLP, counsel for the Underwriters.

     (e) No amendment or supplement to the Registration Statement or Prospectus, or document which upon filing with the Commission would be incorporated by reference therein, shall at any time have been filed to which you have objected in writing.

     (f) The Registration Statement shall have become effective not later than 5:30 PM New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 PM New York City time on the second full business day after the date of this Agreement.

     (g) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the

Act; (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) no material and adverse change or any development involving a prospective material and adverse change (other than as specifically described in the Registration Statement and Prospectus), in the business, properties, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries, taken as a whole, shall occur or become known and (ii) no transaction which is material to the Company shall have been entered into by the Company or any of the Subsidiaries.

     (i) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate signed by two of the Company's executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement are true and correct as of each such date as if made on each such date, that the Company has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be, and the conditions set forth in Sections 6(g) and 6(h) hereof have been met.

     (j) The Selling Stockholder will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate signed on behalf of the Selling Stockholder to the effect that the representations and warranties of the Selling Stockholder as set forth in this Agreement are true and correct as of each date as if made on each such date, that the Selling Stockholder has performed such of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase as the case may be, and the conditions set forth in clauses
(ii) and (iii) of Section 6(g) hereof, insofar as it relates to Selling Stockholder Information, have been met.

     (k) You shall have received the letters referred to in Section 3(i)(p) hereof.

     (l) The Company and the Selling Stockholder, but in the case of the Selling Stockholder only to the extent of the Selling Stockholder Information, shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

     (m) The Shares shall be approved for listing on the NYSE.

     (n) Between the time of execution of this Agreement and the time of purchase or additional time of purchase, as the case may be, there shall not have occurred any downgrading, nor shall any notice or announcement have been given or made of (i) any intended or potential downgrading or inclusion on a watchlist or (ii) any watch, review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act.

     7. Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS Warburg LLC and Salomon Smith Barney Inc., acting jointly on behalf of the Underwriters, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and Prospectus, there has been any material adverse change, or any development involving a prospective material adverse change, in the properties, management, financial condition, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, which would, in the judgment of UBS Warburg LLC and Salomon Smith Barney Inc., acting jointly, make it impracticable or inadvisable to proceed with the offering or delivery of the Shares on the terms and in the manner contemplated by the Prospectus, (y) there shall have occurred any downgrading, or any notice shall have been given of (i) any intended or potential downgrading or inclusion on a watchlist or (ii) any watch, review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company or any Subsidiary by any "nationally recognized statistical rating organization", as that term is defined in Rule 436(g)(2) under the Act or (z) at any time since the time of execution of this Agreement and prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, (i) trading in securities on the NYSE, the American Stock Exchange or Nasdaq shall have been suspended or limitations or minimum prices shall have been established on the NYSE, the American Stock Exchange or Nasdaq, (ii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities or there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States or (iii) there is an outbreak or escalation of hostilities or one or more acts of terrorism involving the United States or the declaration by the United States of a national emergency or war or an occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event, in the judgment of UBS Warburg LLC and Salomon Smith Barney Inc., acting jointly, makes it impracticable or inadvisable to proceed with the offering or the delivery of the Shares on the terms and in the manner contemplated by the Prospectus.

     If you elect to terminate this Agreement as provided in this Section 7, you shall promptly notify the Company, the Selling Stockholder and each other Underwriter.

     If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholder shall be unable or unwilling, or shall fail for any reason, to comply with any of the terms of this Agreement, neither the Company nor the Selling Stockholder shall be under any obligation or liability under this Agreement (except to the extent provided in Sections 4(i)(k), 5 and 9 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholder under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     8. Increase in Underwriters' Commitments. Subject to Sections 6 and 7 hereof, if any Underwriter shall default in its obligation to purchase and pay for the Firm Shares to be purchased by it hereunder (otherwise than pursuant to the provisions of Section 7 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to purchase and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall purchase and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be purchased and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be purchased and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Stockholder agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with like effect as if such substituted Underwriter had originally been named in Schedule A.

     If the aggregate number of Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or the Selling Stockholder to any non-defaulting Underwriter (except to the extent provided in Sections 4(i)(k) and 9 hereof) and without any liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholder (except to the extent provided in Section 9 hereof). Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     9. Indemnity and Contribution.

     (a) Subject to the terms, conditions and limitations contained in this
Section 9, the Company and the Selling Stockholder jointly and severally agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include any Prepricing Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished by or on behalf of any Underwriter through you to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company or the Selling Stockholder in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein or (iii) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials provided by the

Company or the Selling Stockholder or based upon written information furnished by or on behalf of the Company or the Selling Stockholder including, without limitation, slides, videos, films, tape recordings, used in connection with the marketing of the Shares; provided, that with respect to any untrue statement or omission of a material fact made in any Prepricing Prospectus, the indemnity agreement contained in this Section 9(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company had previously furnished copies of the Prospectus to the Underwriters, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Prospectus Supplement was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus.

     In making a claim for indemnification or contribution under this Section 9 by any indemnified party against the Company or the Selling Stockholder, and subject to the further provisions of this paragraph, any such indemnified party:
(i) may proceed, with respect to a claim for indemnification or contribution based on or arising out of the Selling Stockholder Information, against either the Company or the Selling Stockholder and (ii) may proceed, with respect to a claim for indemnification or contribution not based on or arising out of the Selling Stockholder Information, against the Company only, or against both the Company and the Selling Stockholder jointly, but may not proceed solely against the Selling Stockholder. Except with respect to a claim for indemnification or contribution based on or arising out of the Selling Stockholder Information (as to which the following restrictions shall not apply), in the event that an indemnified party is entitled to seek indemnity or contribution hereunder against any loss, liability, claim, damage and expense incurred as contemplated by this Section 9(a), as a precondition to any indemnified party obtaining indemnification or contribution from the Selling Stockholder, any such indemnified party shall first: (a) (i) obtain a final judgment from a trial court of competent jurisdiction that such indemnified party is entitled to indemnity or contribution under this Agreement with respect to such loss, liability, claim, damage or expense (the "Final Judgment") from the Company and the Selling Stockholder and (ii) seek to satisfy such Final Judgment in full from the Company by making a written demand upon the Company for such satisfaction and pursuing appropriate legal actions to satisfy the Final Judgment, or (b) obtain a final determination from a trial court of competent jurisdiction that such indemnity or contribution is unenforceable against the Company (a "Final Determination"). If such Final Determination has been obtained, or such Final Judgment shall remain unsatisfied in whole or in part 30 days following the date of receipt by the Company of such demand, such indemnified party shall have the right to make demand directly on the Selling Stockholder (but, in the case of a Final Judgment, only if and to the extent the Company has not already satisfied such Final Judgment). Such indemnified party shall, however, be relieved of its obligation to first obtain a Final Determination or, in the case of a Final Judgment, to first seek to obtain payment from the Company with respect to such Final Judgment as required by this
Section 9, if (w) the Company files a petition for relief under the United States Bankruptcy Code (the "Bankruptcy Code") and such order remains unstayed and in effect for 60 days, (x) an order for relief is entered against the Company in an involuntary case under the Bankruptcy Code and such order remains unstayed and in effect for 60 days, (y) the Company makes an assignment for the benefit of its creditors, or (z) any court orders or approves the appointment of a receiver or custodian for the Company or a substantial portion of its assets and such order remains unstayed and in effect for 60 days.

     If any action, suit or proceeding (together, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or the Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and Selling Stockholder in writing of the institution of such Proceeding and the Company or the Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the Selling Stockholder shall not relieve the Company or Selling Stockholder from any liability which the Company or Selling Stockholder may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or the Selling Stockholder (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company and/or the Selling Stockholder may employ counsel and participate in the defense thereof at its own expense), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as the case may be, and paid as incurred (it being understood, however, that the Company or the Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or the Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent, but if settled with the written consent of the Company or the Selling Stockholder, the Company or the Selling Stockholder, having given such consent, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

     (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Selling Stockholder, their respective directors and officers, and any person who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly and severally, the Company, the Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

     If any Proceeding is brought against the Company, the Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Selling Stockholder or any such person or otherwise. The Company, the Selling Stockholder or such person shall have the right to employ their or its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

     (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this Section 9 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Stockholder and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and Selling Stockholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and Selling Stockholder on the one hand or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (d) The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) of this
Section 9. Notwithstanding the provisions of this Section 9, in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.

     (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any

Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Stockholder or their respective directors or officers or any person who controls any of the foregoing within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Selling Stockholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and against any of the officers or directors of the Company in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

     10. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Warburg LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention: Syndicate Department, and to Salomon Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, Attention: General Counsel; if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 401 West Michigan Street, Milwaukee, Wisc. 53203-2896, Attention: Stephen E. Bablitch, President and General Counsel; and if to the Selling Stockholder, shall be sufficient in all respects if delivered or sent to the Selling Stockholder at the offices of the Selling Stockholder at 10 East Doty Street, Madison, WI 53703, Attention: Ben Brancel.

     11. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in the fifth, eighth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 9 hereof.

     12. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     13. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and you, the Company and the Selling Stockholder consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholder hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against an Underwriter or any indemnified party. Each Underwriter, the Company and the Selling Stockholder (on their own behalf and, to the extent permitted by applicable law, on behalf of their respective stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholder agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding thereupon, and may be enforced in any other courts in the jurisdiction to which the Company or the Selling Stockholder is or may be subject, by suit upon such judgment.

     14. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholder and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     15. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     16. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company and the Selling Stockholder and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Stockholders and any of the Underwriters' respective businesses and/or assets.

     17. Miscellaneous. UBS Warburg LLC, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS Warburg LLC. Because UBS Warburg LLC is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS Warburg LLC are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

     A lending affiliate of UBS Warburg LLC may have lending relationships with issuers of securities underwritten or privately placed by UBS Warburg LLC. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS Warburg LLC will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS Warburg LLC.

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

                                             Very truly yours,

                                             COBALT CORPORATION


                                             By: /s/ Gail L. Hanson
                                                --------------------------------
                                                Name:
                                                Title:


                                             WISCONSIN UNITED FOR HEALTH
                                             FOUNDATION, INC.


                                             By: /s/ Katherine M. Hudson
                                                --------------------------------
                                                Name:  Katherine M. Hudson
                                                Title: Secretary/Treasurer

Accepted and agreed to as of the date
first above written:

UBS Warburg LLC
Salomon Smith Barney Inc.
CIBC World Markets Corp.
Robert W. Baird & Co. Incorporated
     As Representatives of the
     Several Underwriters


By:  UBS WARBURG LLC


By: /s/ M. Robert DiGia
   --------------------------------
   Name:  M. Robert DiGia
   Title: Managing Director


By: /s/ Ashish Chabria
   --------------------------------
   Name:  Ashish Chabria
   Title: Associate Director


By:  SALOMON SMITH BARNEY INC.


By: /s/ Steven Umlauf
   --------------------------------
   Name:  Steven Umlauf
   Title: Managing Director

                                   SCHEDULE A


Underwriter                                                         Firm Shares
-----------                                                    -----------------

UBS Warburg LLC........................................                2,045,000
Salomon Smith Barney Inc...............................                2,045,000
CIBC World Markets Corp................................                1,090,000
Robert W. Baird & Co. Incorporated.....................                  270,000
Cochran, Caronia & Co., LLC............................                   50,000
                                                               -----------------

       Total...........................................                5,500,000
                                                               =================

                                   SCHEDULE B

                             Subsidiaries of Cobalt
                             ----------------------

Blue Cross & Blue Shield United of Wisconsin--a Wisconsin stock insurance corporation Claim Management Services, Inc.
      Government Health Services, LLC
         United Government Services, LLC--a Wisconsin limited liability company TrustSolutions, LLC
      Compcare Health Services Insurance Corporation--a Wisconsin stock insurance corporation
         CC Holdings, LLC--a Wisconsin limited liability company
               Meridian Resource Company, LLC--a Wisconsin limited liability company
               United Wisconsin Proservices, Inc.--a Wisconsin corporation Comprehensive Receivables Group, Inc.--a Michigan corporation
                      Michigan Healthcare Collections, Inc.--a Michigan corporation, a subsidiary of CRG
         Family Health Systems, Inc.--a Wisconsin for-profit stock corporation United Wisconsin Insurance Company--a Wisconsin stock insurance corporation

Meridian Marketing Services, Inc.--a Wisconsin corporation

Valley Health Plan, Inc.--a Wisconsin stock insurance corporation

HMO-W, Incorporated--a Wisconsin corporation
      Unity Health Plans Insurance Corporation--a Wisconsin corporation, a subsidiary of HMO-W
      Hometown Insurance Services, Inc.--a Wisconsin corporation, a subsidiary of HMO-W

United Heartland Life Insurance Company--a Wisconsin stock life insurance company

                                    EXHIBIT A
                               Cobalt Corporation


                                  Common Stock
                                 (no Par Value)



                                                               February __, 2003


UBS Warburg LLC
Salomon Smith Barney Inc.
    As Representatives of the Several Underwriters
c/o UBS Warburg LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

     This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by and among Cobalt Corporation (the "Company"), Wisconsin United for Health Foundation, Inc. and you, as Representatives of the several Underwriters, with respect to the public offering (the "Offering") of common stock of the Company (the "Common Stock").

     In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that from the date hereof through and including the 90th day after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of UBS Warburg LLC, (i) sell, offer to sell, contract to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock or any such security, except for the exercise of any stock option by the undersigned, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the sale of any Common Stock to the Underwriters pursuant to the Underwriting Agreement; (b) bona fide gifts, provided the recipient or recipients thereof agree in writing to be bound by the terms of this Lock-Up Letter Agreement; or (c) in connection with the simultaneous sale of all of the Common Stock of the Company (by means of a merger, consolidation or otherwise).

     In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, from the date hereof through and including the 90th day after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly, without the prior written consent of UBS Warburg LLC, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock.

     This Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from the undersigned's obligations hereunder (i) upon the date the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) upon the date the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or
(iii) upon the date the Underwriting Agreement is terminated, for any reason, prior to the time of purchase (as defined in the Underwriting Agreement).

                                            Yours very truly,



                                            ------------------------------------
                                            Name:

                                    EXHIBIT B




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                                       1

                                    EXHIBIT C




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